UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2010

CENTRAL IOWA ENERGY, LLC
 (Exact name of registrant as specified in its charter)

Iowa	000-52429	71-0988301
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3426 East 28th Street North Newton, Iowa	50208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (641) 791-1010

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure and Item 8.01 Other Events

On January 21, 2010, Central Iowa Energy, LLC (“CIE”) mailed a letter to its unitholders regarding an informational meeting that will be held on February 3, 2010 to discuss CIE’s proposed consolidation with Renewable Energy Group, Inc. (“REG”) under, REG Newco, Inc. (“REG Newco”) pursuant to the terms and conditions of the Second Amended and Restated Asset Purchase Agreement by and between the Company, REG, REG Newco, and REG Newton, LLC, executed on November 20, 2009 and dated effective as of May 8, 2009. A copy of this letter is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

This Report on Form 8-K is being furnished pursuant to Item 7.01 Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01 Other Events

In connection with and furtherance of CIE’s proposed consolidation transaction with REG, REG Newco has filed with the SEC a Registration Statement on Form S-4 (File No. 333-161187), as amended, that includes a definitive joint proxy statement of REG, CIE, Western Iowa Energy, LLC and Blackhawk Biofuels, LLC and which also constitutes a final prospectus for REG Newco. The joint proxy statement/prospectus was declared effective by the SEC on January 19, 2010 and was filed with the SEC under Rule 424(b)(3) of the Securities Act of 1933 on January 20, 2010.

Additional Information About the Proposed Consolidation Transaction and Where to Find It:

REG Newco, Inc. has filed with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus regarding the proposed consolidation transaction. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of REG and unitholders of CIE.

INVESTORS AND SECURITY HOLDERS OF CIE ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AS WELL AS OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY REG NEWCO AND CIE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CIE, REG NEWCO AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the Joint Proxy Statement/Prospectus and other documents filed by CIE or REG Newco with the SEC at the SEC’s website at www.sec.gov.

Participants in Solicitation:

REG Newco, REG, CIE, and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding REG Newco’s directors and executive officers is available in the definitive Joint Proxy Statement/Prospectus filed with the SEC on January 20, 2010, and information regarding CIE’s directors and executive officers is available in its annual report on Form 10-K which was filed with the SEC on December 29, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive Joint Proxy Statement/Prospectus filed by REG Newco with the SEC and which will be delivered to CIE’s security holders.

Item 9.01 Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits.

Exhibit No.	Description
99.1	Letter to Unit Holders of Central Iowa Energy, LLC dated January 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL IOWA ENERGY, LLC

January 21, 2010	/s/ John Van Zee
Date	John Van Zee, President and CEO